PHOENIX-ABERDEEN INTERNATIONAL FUND,
                    A SERIES OF PHOENIX MULTI-PORTFOLIO FUND
      Supplement dated May 17, 2005 to the Prospectus dated March 29, 2005 and Statement of Additional Information dated March 29, 2005, as supplemented April 1, 2005

                                       and

                 PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND,
                        A SERIES OF PHOENIX EQUITY TRUST
     Supplement dated May 17, 2005 to the Prospectus dated October 21, 2004, as supplemented October 22, 2004 and January 3, 2005
                  and Statement of Additional Information dated
                                October 21, 2004,
     as supplemented October 22, 2004, January 3, 2005, January 11, 2005 and
                                  April 1, 2005



IMPORTANT NOTICE TO INVESTORS OF PHOENIX-ABERDEEN INTERNATIONAL FUND (the "International Fund") and PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND (the "Worldwide Opportunities Fund"), (each a "Fund", collectively the "Funds")

The Executive Committees of the Boards of Trustees for both Funds have approved, and recommended approval by the Board of Trustees at its next meeting and by shareholders at a Special Meeting of Shareholders to be held on June 3, 2005, the following proposals:

1. Amend the management fee schedules of each Fund's Investment Advisory Agreement with Phoenix Investment Counsel ("PIC"). The Executive Committees of the Funds have approved a proposal for the management fees payable by each of the Funds to PIC to be increased by 0.10% at each breakpoint level. PIC is seeking the increase in the fee schedule in order to afford PIC the ability to hire quality subadvisers for the Funds, which is intended to lead to better performance, increased asset growth and, ultimately, lower expenses for shareholders.

     NOTE: There are no expense or fee waivers in place at this time. However, if the fee increase is approved, PIC has contractually agreed to waive fees in the amount of 0.10% beginning on the date the amended Investment Advisory Agreements are implemented, which is intended to be the date shareholder approval of each agreement is received. The contractual waiver will continue through September 30, 2006. Therefore, if approved, the fee increases will have no effect on the Funds' expenses until October 1, 2006.

     The current and proposed management fees for all classes of shares of each of the Funds are as follows:

------------------------------------------------------------------------------------------------------------
                                                       Above $1 Billion to and
                            First $1 Billion            including $2 Billion            Above $2 Billion
------------------------ ------------------------ ---------------------------------- -----------------------
Current                           0.75%                         0.70%                        0.65%
------------------------ ------------------------ ---------------------------------- -----------------------
Proposed                          0.85%                         0.80%                        0.75%
------------------------------------------------------------------------------------------------------------

2. Approve new subadvisory agreements between PIC and Acadian Asset Management, Inc. ("Acadian") and PIC and New Star Institutional Managers, Inc. ("New Star") to manage each of the International Fund and the portion of Worldwide Opportunities Fund invested in international securities. If the new subadvisory agreements with Acadian and New Star are approved, the current subadvisory agreements between PIC and Aberdeen Asset Management, Inc. would terminate on the date the new subadvisory agreements are implemented, which is currently expected to be on or about June 30, 2005.

     The new subadvisory agreements would be substantially similar to the existing subadvisory agreements but would result in changes to the subadvisory fees payable by PIC to Acadian and New Star.

     INFORMATION ABOUT ACADIAN

     Acadian is located at Ten Post Office Square, Boston, MA 02109. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM Group (UK) Limited is wholly-owned by Old Mutual PLC. As of February 28, 2005, Acadian had approximately $15.5 billion in assets under management. Acadian serves as investment adviser to institutional portfolios in the same style as will be provided to the Funds.

     INFORMATION ABOUT NEW STAR

     New Star is an independent London-based manager of international equities and fixed income securities. New Star is located at 1 Knightsbridge Green, London, United Kingdom, SW1X7NE. New Star is wholly-owned by New Star Institutional Managers Holdings Limited, which is wholly-owned by New Star Asset Management Group Limited. New Star serves as investment adviser to fund vehicles registered in the European Union, charitable foundations, corporations, institutional investors and private accounts. As of February 28, 2005, New Star had approximately U.S. $8.7 billion in assets under management.

3. Approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval. If this proposal is approved, the Funds will be able to avoid the expense of and delays associated with proxy solicitations for subadviser changes determined by the Board of Trustees to be in the best interest of shareholders.

For more information on these proposals, please refer to the Funds' Proxy Statement as filed with the Securities and Exchange Commission ("SEC") on May 2, 2005 by each of Phoenix Multi-Portfolio Fund and Phoenix Equity Trust by visiting the SEC's website at www.sec.gov/edgar.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.



PXP 4244 MPF/PET-SAChanges (05/05)